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                                                                  Exhibit 10(II)


                        FIRST AMENDMENT TO LOAN DOCUMENTS


       This First Amendment to Subordinated Loan Documents (this First Amendment) is entered into on November 28, 2005 (the Effective Date), by and between FIFTH THIRD BANK, a Michigan banking corporation f/k/a Old Kent Bank (the Bank), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation (Borrower), 5460 Executive Parkway, Grand Rapids, Michigan 49512.

                                    RECITALS:

       A. The Bank and the Borrower are parties to a Subordinated Loan Agreement dated as of December 23, 2002 (the Loan Agreement). Capitalized terms used but not defined in this First Amendment shall have the meanings given such terms in the Loan Agreement.

       B.     At the Borrower's request, the Bank has agreed to modify section
5.8 of the Loan Agreement.

       NOW, THEREFORE, the Bank and the Borrower agree that:

       1. Section 5.8. Section 5.8 of the Loan Agreement as in effect immediately before the Effective Date is deleted and the following provision is substituted in its place:

                     5.8 Maintain Tangible Net Worth of not less than $3,000,000 for the period beginning November 30, 2005 and continuing thereafter until all of the Borrower's indebtedness to the Bank has been paid in full, with interest.

       2. Borrower's Agreements and Acknowledgments. The Borrower restates, affirms and makes, as of the Effective Date, each of the covenants, agreements, acknowledgments, representations, warranties, waivers and releases contained in the Loan Agreement or the other documents that evidence the Borrower's indebtedness to the Bank (the Loan Agreement, the $1,414,985.80 Subordinated Unsecured Promissory Note dated December 23, 2002, issued by the Borrower to the Bank, and all the other documents that evidence the Borrower's indebtedness to the Bank are referred to collectively as the Loan Documents). Further, except as specifically modified hereby, the Borrower ratifies and affirms the continuing validity and binding effect of the Loan Documents and represents and warrants to the Bank that all representations and warranties contained in each of the Loan Documents are true as of the Effective Date. The Borrower represents and warrants that each balance sheet, statement of income, statement of retained earnings and statement of changes in financial position submitted to the Bank present fairly the financial position of the Borrower as of the date of such statement. No changes having a material adverse effect on any obligor for any existing loans by the Bank to the Borrower have occurred since the date of the most recent of such financial statements.




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       3.     Effect of this First Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this First Amendment. Each of the Loan Documents shall be deemed to have been amended by this First Amendment as if such Loan Document had been specifically amended by separate instrument; provided that nothing in this First Amendment shall change the amount of the Borrower's indebtedness to the Bank, or the due date or amount of any payment now due or hereafter required under any of the Loan Documents.

       4. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, and are hereby ratified and affirmed by the undersigned.

       5. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute the same instrument.




                      [SIGNATURES APPEAR ON FOLLOWING PAGE]








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              [SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN DOCUMENTS]


       IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan Documents as of the Effective Date set forth above.


WITNESSES:



_____________________________                    RIVIERA TOOL COMPANY



_____________________________                    By: /s/ Peter C. Canepa
                                                     ---------------------------
                                                     Peter C. Canepa,
                                                     Chief Financial Officer



_____________________________                    FIFTH THIRD BANK



_____________________________                    By: /s/ Christopher D. Reibold
                                                     ---------------------------
                                                     Christopher D. Reibold









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